ARTISAN INTERNATIONAL FUND

QUARTERLY UPDATE        JULY 1997

Thank you for investing in the Artisan International Fund. We're happy to send you this update for the second quarter of 1997, and hope you find it informative.

The volatility which international markets experienced in the first quarter of the year continued into the second quarter, although most of the world's markets followed the U.S. to positive returns. After a difficult first quarter, the Japanese market rallied strongly, while European small-caps and several small Asian markets cooled dramatically. The Artisan International Fund gained 3.2%, bringing its year-to-date return to 8.7% and its since inception return to 46.1%.<F1>

In this report, we'll briefly review the quarter, give you two examples of investments owned by the Fund, and touch on recent world events and our view of their investment implications.

<PAGE 1>


                            SECOND QUARTER OVERVIEW
                            -----------------------

The Artisan International Fund completed the second quarter of 1997 with a gain of 3.2%, marking its sixth consecutive positive quarter and bringing its return since inception to 46.1%. We believe this is excellent performance for an 18-month period, and are very pleased with the Fund's returns.

The Fund's benchmarks, the Morgan Stanley EAFE Index and the Lipper International Fund Index also had good quarters, gaining 13.0% and 11.2%, respectively, and outperforming the Fund for the first time since its inception. These indexes were helped substantially by the strong rally in the Japanese market, which surged 23% in dollar terms following substantial losses in the first quarter. The Fund's cautious approach to Japan limited our gains there, although that caution clearly benefited the Fund in previous quarters. European small-caps and the smaller Asian markets were weak during the


INVESTMENT RETURNS <F1>
Since Inception on 12/28/95
-------------------------------
Artisan International     46.1%
EAFE Index                17.9%
Lipper Index              30.4%


<PAGE 2>


                      SECOND QUARTER OVERIVEW (continued)
                      -----------------------------------

quarter. Exposure to these areas has helped the Fund tremendously in the past year, but also contributed to its muted returns this quarter.

Overall, however, the Fund remains substantially ahead of its benchmarks since inception, gaining 46.1% in the year and a half versus 17.9% for EAFE and 30.4% for the Lipper Index.<F1>

                              INVESTMENT PROFILE 1
                           -------------------------
                           SWIRE PACIFIC (HONG KONG)

SWIRE PACIFIC is a property-based conglomerate in Hong Kong. In addition to its property interests, it also owns significant positions in two important Asian airlines,


TOP 10 HOLDINGS<F3>
---------------

COMPANY                                                                      %
-------------------------------------------------------------------------------
CREDIT SUISSE...Financial service/bank holding company in Switzerland     3.6%

NOVARTIS...Pharmaceutical firm (world's largest) in Switzerland           3.6%

UNION BANK OF SWITZERLAND...Global bank in Switzerland                    2.3%

TABACALERA...Tobacco distributor in Spain                                 2.1%

DEXIA FRANCE...Special purpose bank in France                             2.1%

CREDITO ITALIANO SPA...Commercial bank in Italy                           2.0%

SCHIBSTED...Newspaper publisher in Norway                                 2.0%

WHITBREAD...Brewer and restaurant firm in the United Kingdom              2.0%

SANKYO...Large pharmaceutical company in Japan                            2.0%

GUANGZHOU INVESTMENT...Investment holding company in Hong Kong            2.0%
-------------------------------------------------------------------------------
TOTAL                                                                    23.7%
-------------------------------------------------------------------------------


<PAGE 3>


                         INVESTMENT PROFILE (continued)
                         ------------------------------
                           SWIRE PACIFIC (HONG KONG)


Cathay Pacific and Dragonair. It also owns the main bottling franchise for Coca-Cola in China.

Historically, Swire has been viewed by the markets as a conservatively managed, British dominated hong (trading company), and its stock has been a laggard as a result. The company's earnings growth has also been uneven lately, further cheapening its shares. These factors created an opportunity for us to buy the company's stock very inexpensively.

We think the prevailing perception of Swire is inaccurate, and that it will continue to expand aggressively into China with a very strong Chinese partner. We also like the company's strong cash flow, which gives us confidence that our valuation analysis is right. Lastly, we believe the power of the Coca-Cola bottling franchise can be enormous - remember, China is a country with 1.2 billion people and an expanding standard of living. When you combine our optimism about the company with a very attractive stock price and our positive views about the Hong Kong stock market generally, you have a potentially exciting investment.<F2>


                              INVESTMENT PROFILE 2
                              --------------------
                                  CRT (BRAZIL)

CRT (Compania Riogranderse de Telecommunicacoes) is a Brazilian telephone company. It serves the large state of Rio Grande do Sul, and is the only state telephone


<PAGE 4>


INVESTMENT PROFILE (continued)
------------------
CRT (BRAZIL)


company operating outside of Brazil's giant Telebras system. Our portfolio management team met with CRT's management during a research trip to Brazil in June and was very impressed with the company's potential.

In recent months, CRT has gone through a major restructuring, substantially shrinking its work force and reducing costs. At the same time, its lines in service are growing tremendously - its number of lines will double during 1997 and 1998. Moreover, there is terrific latent demand for service in CRT's area,
with   a waiting list of 500,000 for conventional telephone lines and 350,000 for cellular phones. We believe CRT will be able to meet this pent-up demand and achieve its growth objectives, and that the market will reward it accordingly.<F2>


                         REGION/COUNTRY ALLOCATION <F3>
                         ------------------------------
  EUROPE                 62.2%     ASIA/PACIFIC          24.7%
  ----------------------------     ---------------------------
  SWITZERLAND             12.1     HONG KONG              10.9

  UNITED KINGDOM           9.4     JAPAN                   8.1

  NORWAY                   7.6     INDONESIA               2.3

  SWEDEN                   5.3     PHILIPPINES             0.9

  SPAIN                    5.1     THAILAND                0.9

  FRANCE                   4.9     SINGAPORE               0.8

  PORTUGAL                 4.1     MALAYSIA                0.5

  DENMARK                  3.8     NEW ZEALAND             0.3

  FINLAND                  3.8

  ITALY                    2.8     LATIN AMERICA         10.8%
                                   ----------------------------
  GERMANY                  2.3     MEXICO                  5.9

  IRELAND                  0.6     BRAZIL                  4.9

  HUNGARY                  0.2
                                   ----------------------------
  POLAND                   0.2     CASH                   2.3%



  <PAGE 5>


                             OUR VIEW OF THE MARKET
                             ----------------------
                                  WORLD EVENTS

Interesting world events are unfolding as we write, and we thought you might find our thoughts on their investment implications useful. Remember, however, that we do run a broadly-diversified portfolio of international stocks. At June 30, for example, we owned stocks in 24 different countries. While single country events can have broad ramifications on global markets, we believe that geographic diversification is critical to successfully controlling risk long-term and producing rewarding returns for you.


                          - The Hong Kong Hand-Over -

On July 1, China resumed sovereignty over Hong Kong after 156 years of British colonial rule. China has pledged to maintain Hong Kong's way of life largely unaltered, but there exists some uncertainty about whether China will honor that pledge. The Artisan International Fund has about 10% of its assets invested in Hong Kong, so we watch this issue carefully.

Our opinion is that the hand-over will be positive for Hong Kong's financial markets. China appears to be very committed to liberalizing its economy and improving living standards. The success of the Hong Kong hand-over is critical to achieving these goals because Hong Kong is China's primary outlet to raising capital on a global basis. Accordingly, we believe China will continued on following panel
<PAGE 6>


                       OUR VIEW OF THE MARKET (continued)
                       ----------------------------------

treat Hong Kong very carefully and that the Hong Kong market will benefit both from the gradual decline of uncertainty about the hand-over and from its connection to the enormous Chinese economy.


                       - European Monetary Unification -


The European countries are presently planning to adopt a single currency in 1999. Undertaking monetary unification without political unification is an enormously complex task, and the prospects of success or failure of the unification affects the European economies, currencies and markets on almost a daily basis. A recent example was the volatility in the European markets following France's election of a socialist government in June. This development affected not only the French market, but also the other European markets and currencies because it caused concern over the prospects for the monetary unification.

Our view towards the monetary unification's prospects remains cautiously optimistic. We think that the French government will remain pro-unification and that the European countries will adopt a compromise solution to make it happen. This should be positive for the markets, but we will have to live with some volatility over the next year or two. Our plan is to try to `look through'' this short-term volatility and concentrate on companies that are good long-term investments. We suggest you do the same.
<PAGE 7>

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN INTERNATIONAL FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF
     20.9% FOR THE YEAR ENDED JUNE 30, 1997, AND 28.5% FOR THE
     PERIOD FROM INCEPTION ON DECEMBER 28, 1995, THROUGH JUNE 30, 1997. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MORGAN STANLEY EAFE INDEX, GENERALLY REPRESENTATIVE OF DIVERSIFIED INTERNATIONAL PORTFOLIOS, IS THE BENCHMARK AGAINST WHICH THE FUND'S PERFORMANCE IS TYPICALLY MEASURED. THIS INDEX IS UNMANAGED AND INCLUDES NET REINVESTED DIVIDENDS. THE LIPPER INTERNATIONAL FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE THIRTY LARGEST INTERNATIONAL FUNDS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, WHICH ARE DISCUSSED IN THE PROSPECTUS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGER, AS OF JULY 1, 1997. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF PORTFOLIO ASSETS AS OF JUNE 30, 1997.



                               ARTISAN FUNDS
                    C/O BOSTON FINANCIAL DATA SERVICES
                               P.O. BOX 8412
                           BOSTON, MA 02266-8412
                              1 800 344 1770


------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND

QUARTERLY UPDATE        JULY 1997

We are pleased to provide you with this second quarter update of the Artisan Small Cap Fund. We thank you for your continued interest and support.

The second quarter was a very profitable one for small-cap investors. The Artisan Small Cap Fund rose 16.3% in the quarter, bringing the year-to-date return up to 10.8%. Since inception, the Fund has gained 64.6%.<F1>

This report will provide a review of recent market activity, highlight a couple of the stocks we added to the portfolio while the market was weak earlier in the year, and present our thoughts on the economy and the market ahead.


<PAGE 1>


                          THE SECOND QUARTER OVERVIEW
                          ---------------------------

The Artisan Small Cap Fund rose 16.3% during the second quarter of 1997. This compares to a 16.2% gain for the Russell 2000 index and a 17.1% increase for the Lipper Small Cap Fund index.1 After a difficult first quarter, it was especially gratifying to see the rebound in small-cap stocks. It just goes to show, once again, that investors shouldn't try to time the market, because they could have missed a great upmove this quarter.

Small- and large-cap stocks gained about equally in the second quarter. The S&P 500 rose 17.4%, but that brings its year-to-date performance to 20.6%, still far outpacing the 10.2% return for the Russell 2000, continuing the trend that began last summer of large-cap outperformance.1 As we've mentioned before, the earnings growth of the large companies has been well above-average lately, and that has led to superb stock performance.


INVESTMENT RETURNS
SINCE INCEPTION ON 3/28/95
-------------------------------
ARTISAN SMALL CAP FUND    64.6%
RUSSELL 2000              58.0%
LIPPER INDEX              50.7%


<PAGE 2>


                      SECOND QUARTER OVERVIEW (continued)
                      ----------------------------------

We continue to believe, however, that over the long-run, small companies have the potential to grow much faster than large companies, which will ultimately lead to superior stock performance.

We had a number of outstanding stocks in the second quarter as the market rallied, including many of the stocks we bought in the first quarter as part of our "silver lining" strategy of buying attractive growth stocks at bargain prices while the prices were temporarily depressed. We'll go into more detail on a couple of those holdings later in this report. Two of our long-term, core holdings were taken over in the quarter at nice gains - CommNet Cellular and International Family Entertainment. We're sorry to see them go, but we were pleased to know that strategic buyers saw the same intrinsic value in the companies that we did.


                              TOP 10 HOLDINGS <F3>
                              --------------------

COMPANY                                                                     %
------------------------------------------------------------------------------
K2...Recreational and industrial products                                2.7%

LIBBEY...Market share leader in tabletop glassware                       2.3%

ZALE...Fine jewelry retailer                                             2.2%

SHOWBIZ PIZZATIME...Chuck E. Cheese restaurants                          2.1%

LITTLEFUSE...Circuit protection devices                                  2.1%

APTARGROUP...Manufacturer of dispensing systems                          2.1%

PENN TREATY...Long-term care insurance                                   2.1%

LOMAK PETROLEUM...Oil and gas exploration                                2.1%

DRESS BARN...Value-oriented chain of women's apparel                     2.0%

ADVANCED TECHNOLOGY LABS...Ultrasound equipment                          2.0%
------------------------------------------------------------------------------
TOTAL                                                                   21.7%
------------------------------------------------------------------------------



<PAGE 4>


                              INVESTMENT PROFILE 1
                              --------------------
                                EXPRESS SCRIPTS

EXPRESS SCRIPTS is the leading independent pharmacy benefit management company in the country, serving over 10 million members through a network of 46,000 retail pharmacies and two mail order centers. A few years ago, many of Express Scripts' competitors sold out to the big drug companies. Investor enthusiasm waned as these drug companies began to cut prices to gain share for their drugs, but Express Scripts has been able to grow steadily in the face of the increased competition.

In fact, we believe the company's independence has now become a major competitive advantage. During the second quarter, the stock traded down to a valuation that represented a steep discount to the private transactions in the industry, and we were able to purchase the stock at a very attractive level. It has rebounded nicely in this small-cap market rally.<F2>


                              INVESTMENT PROFILE 2
                              --------------------
                               WHOLE FOODS MARKET

WHOLE FOODS MARKET is the leading chain of natural food grocery stores in the country. Driven by consumer trends toward healthier lifestyles, Whole Foods has grown at a very rapid rate and we believe it will continue to do so. It currently operates 70 superstores, offering


<PAGE 4>


                         INVESTMENT PROFILE (continued)
                         -----------------------------
                               WHOLE FOODS MARKET



the natural foods shopper the greatest variety of products at better prices than the competition. The company plans to expand to 100 stores by the year 2000. This stock was a "darling" of the more aggressive growth-stock investors as recently as last summer. At the first sign of a slowdown in the company's Southern California stores, however, those investors rushed to sell, pushing the stock down to a steep discount to its intrinsic value, at which point we initiated a position. We've been handsomely rewarded already, as the slowdown was temporary, and business is once again on target.<F2>


                        DIVERSIFICATION BY INDUSTRY<F3>
                        -------------------------------

        INDUSTRY                %     INDUSTRY                %
        -------------------------     -------------------------
        CONSUMER STAPLES      9.2     HEALTHCARE SERVICES   3.5

        CONSUMER CYCLICALS    4.3     MEDICAL DEVICES       4.4

        CONSUMER SERVICES     6.0     BASIC INDUSTRY        1.7

        RETAILING             7.4     BUSINESS SERVICES     7.0

        RESTAURANTS           5.2     CAPITAL SPENDING      7.1

        ENERGY                9.2     TRANSPORTATION        2.9

        BANKS/S&Ls            3.0     COMPUTER RELATED      3.2

        INSURANCE             6.3     ELECTRONICS           9.0

        OTHER FINANCIAL       3.1     SOFTWARE/             2.3
                                      TELECOMMUNICATIONS
        BIOTECH/              1.3
        PHARMACEUTICAL                UTILITIES             1.6

                                      PAPER/
                                      PAPER PRODUCTS        2.3
        -------------------------------------------------------
        TOTAL                                            100.0%
        -------------------------------------------------------


<PAGE 5>


                       OUR VIEW OF THE MARKET (continued)
                       ----------------------------------
                                LOOKING FORWARD

We have long believed that we're in the midst of a long-term bull market driven by the enhanced profitability of the US corporate sector, an improving national balance sheet, steady economic growth and low inflation. These factors have led to low interest rates and far above average earnings growth - nirvana for the stock market.

We do have concerns, however, about the near-term outlook. We feel that most of the good news about profitability and inflation has already been discounted by the market. Earnings growth is likely to slow as further margin improvement will be harder to come by. Furthermore, although inflation has remained in check, unemployment is very, very low and wage pressure will begin to show through at some point. We think the Fed remains committed to price stability and believe they will raise interest rates again if they see signs of inflation on the horizon. Either a slowing in earnings growth or an upward move in interest rates could lead to a correction in the stock market, especially since in terms of valuation measures such as price-to-book value or dividend yield, the market is trading at very high levels.

While it is difficult to totally avoid a downturn in the broad market, we believe that small-cap stocks are poised to outperform large-caps,


<PAGE 6>


                       OUR VIEW OF THE MARKET (continued)
                       ----------------------------------

both because of their better growth prospects, and because they are not as high-priced as the large-caps given their recent underperformance.

One of the beauties of investing in small companies is that you can find situations where the internal dynamics of the company are powerful enough to overcome general stock market trends. Catalysts such as new product launches or new management leadership can often make for profitable investments even in choppy markets.

We also believe that our attention to limiting downside risk by buying stocks that sell at a significant discount to their intrinsic value should shelter us to a certain extent in the event of a correction.


                      FUND STATISTICS <F4>
                      --------------------
NUMBER OF HOLDINGS                                   73

MEDIAN MARKET CAP                          $383 million

MEDIAN GROWTH RATE                                23.6%

MEDIAN P/E                      1997E             17.6X
                                1998E             14.6X

MEDIAN PRICE/INTRINSIC VALUE    1997E               79%
                                1998E               67%

EQUITY DIVIDEND YIELD                              0.4%



<PAGE 7>


                                 FOOTNOTES
                                 ---------

<F1> THE ARTISAN SMALL CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 11.3%
     FOR THE YEAR ENDED JUNE 30, 1997, AND 24.6% FOR THE PERIOD FROM INCEPTION ON MARCH 28,1995, THROUGH JUNE 30, 1997. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 AND THE S&P 500 ARE UNMANAGED INDEXES OF COMMON STOCKS WITH DIVIDENDS REINVESTED. THE S&P 500 IS A MARKET-WEIGHTED AVERAGE OF 500 LARGE COMPANIES. THE RUSSELL 2000 IS AN UNWEIGHTED INDEX OF 2000 SMALL COMPANIES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JULY 1, 1997. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF JUNE 30, 1997.

<F4> FUND STATISTICS ARE AS OF JUNE 30, 1997.


                                 ARTISAN FUNDS

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770